SECURITIES  AND  EXCHANGE  COMMISSION

     WASHINGTON,  D.C.    20549


     FORM  8-K

     Current  Report



     Pursuant  to  Section  13  or  15(d)
     of  the  Securities  Exchange  Act  of  1934


Date  of  Report  (Date  of  earliest  event  reported):    NOVEMBER  30, 1996

     COASTAL  BANCORP,  INC.
     (Exact  name  of  registrant  as  specified  in  its  articles)


              TEXAS                    0-24526               76-0428727
(State  or  other  jurisdiction       Commission File Number     (IRS Employer
     of  incorporation)          Identification  No.)



          COASTAL  BANC  TOWER, 8 GREENWAY PLAZA, SUITE 1500, HOUSTON, TEXAS
77046

     (Address  of  principal  executive  offices)



Registrant's  telephone  number,  including  area  code:    (713)  623-2600

          Not  Applicable

     (Former  name  or  former  address,  if  changed  since  last  report)

ITEM  5.          OTHER  EVENTS.

     On November 30, 1996, Coastal Banc Holding Company, Inc. (the "Company") became a unitary savings bank holding company in accordance with the terms of an Agreement and Plan of Reorganization, dated August 19, 1996 (the "Agreement"), by and among Coastal Bancorp, Inc. ("Bancorp"), Coastal Banc ssb (the "Bank"), Coastal Banc Interim State Savings Bank ("Interim") and the Company. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Bank, with the Bank as the surviving institution, and (4) upon such merger, (i) the outstanding shares of common stock, par value $0.00017 per share, of the Bank held by Bancorp became, by operation of law, on a one-for-one basis, common stock, par value $.01 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Bank and
(iii) the common stock of the Company held by the Bank was cancelled (together, the "Reorganization"). Accordingly, the Bank became a wholly owned subsidiary of the Company and the Company became a wholly-owned subsidiary of Bancorp.

     The Company acquired the Bank, which is located at Coastal Banc Tower, 8 Greenway Plaza, Suite 1500, Houston, Texas 77046, as of the close of business November 30, 1996, and acquired all of the issued and outstanding shares of the common stock thereof in the reorganization.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)          No  financial  statements  are  required.

     (b)          No  pro  forma  financial  information  is  required.

     (c)         Exhibits (Exhibit numbers conform to Item 601 of Regulation
S-K):

          (2)          Agreement  and  Plan  of  Reorganization

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COASTAL  BANCORP,  INC.



                              By:                /s/  Manuel  J.  Mehos
                                   Manuel  J.  Mehos
                                   President  and  Chief  Executive
                                    Officer


Dated:          December  2,  1996





     EXHIBIT  2

     Agreement  and  Plan
     of  Reorganization

     AGREEMENT  AND  PLAN  OF  REORGANIZATION
     BY  AND  AMONG
     COASTAL  BANCORP,  INC.,
     COASTAL  BANC  SSB,
     COASTAL  SAVINGS  BANK  SSB,
     COASTAL  BANC  INTERIM
     STATE  SAVINGS  BANK
     AND
     COASTAL  BANC  HOLDING  COMPANY,  INC.
     AGREEMENT  AND  PLAN  OF  REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 19, 1996 ("Agreement"), is by and among Coastal Bancorp, Inc. ("Bancorp"), Coastal Banc ssb, a Texas-chartered savings bank whose accounts are issued by the Savings Association Insurance Fund ("SAIF") administered by the Federal Deposit Insurance Corporation ("FDIC") (the "SAIF Bank"), Coastal Savings Bank ssb, a Texas-chartered savings bank in organization whose accounts are to be insured by the Bank Insurance Fund ("BIF") administered by the FDIC ("BIF Bank"), Coastal Banc Interim State Savings Bank, a to-be-formed interim Texas savings bank which will be organized for the sole purpose of consummating the reorganization provided for herein ("Interim"), and Coastal Banc Holding Company, Inc., a Delaware-chartered business corporation ("Holding Company"), all of the aforesaid entities collectively referred to herein as the "Parties" or individually as a "Party."

     WITNESSETH:

     WHEREAS, the Boards of Directors of the SAIF Bank and the BIF Bank (collectively referred to herein as the "Banks") have determined that it is in the best interests of the Banks and their sole stockholder, Bancorp, for the Banks' ownership structure to be reorganized so that all of the voting common stock of both Banks is held directly by a Delaware-chartered holding company, in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the reorganization provided for herein is to be accomplished through the following steps: (1) the Holding Company, a recently formed Delaware business corporation which is a first tier subsidiary of the SAIF Bank, will become the sole stockholder of a to-be-formed interim Texas savings bank, subsequently becoming the sole holder of all of the common stock, $0.00017 par value per share, of the SAIF Bank (the "SAIF Bank Common Stock");
(2) the formation of Interim as an interim Texas savings bank, all of the outstanding stock of which will be held by the Holding Company; and (3) the merger of Interim with and into the SAIF Bank (the "Merger"), with the SAIF Bank being the resulting institution ("Resulting Institution") and with Interim ceasing to exist as a corporate entity. Pursuant to such Merger, (i) all of the issued and outstanding common stock of the Holding Company, $.01 par value per share ("Holding Company Common Stock"), held by the SAIF Bank will be cancelled; (ii) all of the issued and outstanding shares of common stock of Interim shall automatically, by operation of law, be converted into, and shall become, on a one-for-one basis, fully paid and non-assessable shares of SAIF Bank Common Stock; (iii) all of the issued and outstanding shares of SAIF Bank Common Stock will be automatically converted by operation of law, on a one-for-one basis, into an equal number of issued and outstanding shares of Holding Company Common Stock; and (iv) Bancorp will, immediately thereafter contribute 100% of the voting common stock of BIF Bank to Holding Company.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and in accordance with Texas and federal law and regulations, Bancorp, the Banks, Interim and the Holding Company hereby agree that, subject to the conditions hereinafter set forth, Interim shall be merged with and into the SAIF Bank with the SAIF Bank surviving as the Resulting Institution. The terms and conditions of the Reorganization shall be as follows:

     1. REGULATORY APPROVALS. (a) The Reorganization shall not become effective until this Agreement and the transactions contemplated hereby have received the approval, if required, of the Commissioner of the Texas Savings and Loan Department (the "Department"), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Thrift Supervision (the "OTS") and all other regulatory agencies having jurisdiction over the Reorganization, if any.

          (b) The shares of Holding Company Common Stock to be issued to the sole holder of the SAIF Bank Common Stock pursuant to this Agreement shall have been registered or qualified for such issuance, or exempted therefrom, under the Securities Act of 1933, as amended, and all applicable state securities laws.

          (c) Bancorp, the Banks, Interim and the Holding Company shall have obtained all other consents, permissions and approvals required, appropriate or deemed necessary, from any other governmental agencies or other third parties and shall have taken all actions required by law or agreement, by Bancorp, the Banks, Interim or the Holding Company, prior to the consummation of the Agreement.

     2.          IDENTITY  AND  NAME  OF RESULTING INSTITUTION.  The Resulting
Institution in the Reorganization and Merger shall be the SAIF Bank, which shall operate under the name "Coastal Banc ssb."

     3. OFFICES OF RESULTING INSTITUTION. The home office of the SAIF Bank, as the Resulting Institution in the Merger, shall be its present office located at Coastal Banc Tower, 8 Greenway Plaza, Suite 1500, Houston, Texas 77046. The locations of the offices of the Resulting Institution are set forth in Exhibit A attached hereto and made a part of this Agreement. In addition, the Resulting Institution shall operate branch offices at such additional locations as may be approved by the Department.

     4. THE RESULTING INSTITUTION'S ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws of the SAIF Bank as in effect immediately prior to the effectiveness of the Merger shall be the Articles of Incorporation and Bylaws of the Resulting Institution, with no amendment being made as part of the Reorganization.

     5. EFFECTIVE DATE. The effective date of the Reorganization ("Effective Date") shall be the date as soon as practicable after the issuance and/or execution by the Department, the OTS and any other federal or state regulatory agencies, of all approvals, certificates and documents as may be required in order to cause Reorganization to become effective, and the expiration of any required waiting periods.

     6. BANK STOCKHOLDER APPROVAL. The prior written consent of Bancorp, the sole stockholder of the outstanding SAIF Bank Common Stock and the BIF Bank Common Stock entitled to be cast at a meeting of the stockholders, shall be required to approve this Agreement.

     7. INTERIM STOCKHOLDER APPROVAL. The prior written consent of the Holding Company, as the sole stockholder of Interim, shall be required to approve this Agreement.

     8.          CONVERSION  OF  OUTSTANDING BANK COMMON STOCK; EFFECT ON BANK
PREFERRED  STOCK.    (a)       Each share of SAIF Bank Common Stock issued and
outstanding immediately prior to the Effective Date shall thereupon as part of the Reorganization be automatically converted by operation of law into and become one newly issued share of Holding Company Common Stock. The Holding Company, as sole stockholder of Interim, shall (i) issue such shares of Holding Company Common Stock to Bancorp, the sole stockholder of the SAIF Bank Common Stock, upon receipt of certificates representing shares of SAIF Bank
Common Stock, and (ii) upon the effectiveness of the Reorganization, cancel all previously outstanding shares of Holding Company Common Stock, which shares shall all be owned by the Bank. As of the Effective Date, Bancorp, the holder of the SAIF Bank Common Stock, shall cease to have any rights with respect to SAIF Bank Common Stock and its sole rights on and following the Effective Date shall be with respect to Holding Company Common Stock for which its shares of SAIF Bank Common Stock have been converted as a result of the Reorganization. All shares of Holding Company Common Stock into which shares of SAIF Bank Common Stock shall have been converted pursuant to this Section 8 shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.

       (b) The Merger shall have no effect on the Noncumulative Perpetual Preferred Stock, Series A or the Noncumulative Perpetual Preferred Stock, Series B (the "Series B Preferred Stock") of the SAIF Bank, which shall continue to be preferred stock of the SAIF Bank subsequent to the consummation of the Merger. However, immediately subsequent to the Merger, Bancorp shall contribute all of the shares of the Series B Preferred Stock that it owns to Holding Company in exchange for one thousand (1,000) shares of the 11.13% noncumulative preferred stock of the Holding Company ("Holding Company
Preferred Stock"), which Holding Company Preferred Stock shall have substantially the same terms and conditions as the Series B Preferred Stock.

     9. SOLE STOCKHOLDER OF INTERIM. The common stock of Interim owned by the Holding Company, as its sole stockholder immediately prior to the effectiveness of the Reorganization, shall upon the Effective Date be automatically converted by operation of law into and become shares of SAIF Bank Common Stock equal in number to the number of shares of common stock of Interim outstanding immediately prior to the effectiveness of the Reorganization.

     10. COMMON STOCK OF BIF BANK. All of the issued and outstanding shares of BIF Bank voting common stock owned by Bancorp immediately prior to the Merger shall, immediately after the Merger, be contributed by Bancorp to the Holding Company, resulting in the Holding Company owning one hundred percent (100%) of the issued and outstanding voting common stock of the BIF Bank immediately subsequent to the Merger.

     11. DEPOSITS OF THE BANK. All deposit accounts of the Bank shall be and will become deposits in the Resulting Institution without change in their respective terms, interest rates, maturities, minimum required balances or withdrawal values. After the Effective Date, the Resulting Institution will continue to issue deposit accounts on the same basis as immediately prior to the Effective Date. After the Effective Date, all deposits held by the SAIF Bank shall be insured by the SAIF and the BIF to the extent so insured prior to the Effective Date and all deposits held by the BIF Bank shall be insured by the BIF to the extent so insured prior to the Effective Date.

     12. EFFECT OF MERGER. Upon the Effective Date of the Merger, all assets and property (real, personal and mixed, tangible and intangible, choses in action, rights and credits) then owned by the SAIF Bank or Interim or which would inure to either of them, shall immediately by operation of law and without any conveyance, transfer or further action, become the property of the Resulting Institution, which shall have, hold and enjoy them in its own right as fully and to be the same extent as they were possessed, held and enjoyed by the SAIF Bank and Interim immediately prior to the Effective Date of the
Reorganization.    The  Resulting  Institution  shall  be  deemed  to  be  a
continuation of the entity of both the SAIF Bank and Interim and all of the rights and obligations of the SAIF Bank and Interim shall remain unimpaired; and the Resulting Institution, upon the Effective Date of the Reorganization, shall succeed to all those rights and obligations and the duties and liabilities connected therewith. The business conducted by the SAIF Bank prior to the Merger will be unaffected by the Merger.

     13. DIRECTORS. The names and terms of those persons who shall be directors of the Resulting Institution are set forth in Exhibit B attached hereto and made a part of this Agreement. Each such director shall serve for the term which expires at the next annual meeting of stockholders or until a successor director is elected and qualified. The Reorganization involves no change in the Board of Directors of the SAIF Bank or the BIF Bank.

     14. OFFICERS. The Reorganization involves no change in the officers of the Banks. The officers of the SAIF Bank immediately prior to the Effective Date shall become the officers of the Resulting Institution immediately thereafter.

     15. INCOME TAX MATTERS. The parties hereto shall have received an opinion of counsel or its independent auditors, satisfactory to them in form and substance, with respect to the federal income tax consequences of the Agreement and the formation of a holding company, as contemplated herein.

     16. EMPLOYEE BENEFIT PLANS. All of the SAIF Bank's existing employee benefit plans, including any retirement plan, will be unchanged by the Reorganization. The Holding Company and the SAIF Bank shall make appropriate amendments to the employee benefit plans to reflect the Merger, without adverse effect upon the rights outstanding thereunder.

     17.          ABANDONMENT  OF  AGREEMENT.       (a)  This Agreement may be
abandoned by the SAIF Bank, at any time before the Effective Date in the event that (a) any action, suit, proceeding or claim has been instituted, made or threatened relating to this Agreement which shall make consummation of the Reorganization inadvisable in the opinion of the SAIF Bank; or (b) for any other reason, consummation of the Reorganization contemplated by this Agreement is inadvisable in the opinion of the SAIF Bank.

          (b) Such abandonment shall be effective by written notice by the SAIF Bank to the other Parties, authorized or approved by the SAIF Bank's Board of Directors. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of Bancorp, the Banks, Interim or the Holding Company or the directors, officers, employees, agents, or stockholders of any of them.
 In the event of abandonment of the Agreement, the Bank shall pay fees and expenses incurred by itself, Bancorp, the BIF Bank and Interim and Holding Company in connection with the Agreement and the Reorganization contemplated thereby. The SAIF Bank shall promptly furnish a copy of such written notice to the Department, the FDIC and the OTS.

     18. AMENDMENT OF THE AGREEMENT. (a) This Agreement may be amended or modified at any time by mutual agreement of the Boards of Directors of Bancorp, the Banks, Interim and the Holding Company (i) prior to the approval hereof by the sole stockholder of the SAIF Bank, in any respect, and
(ii) subsequent to such approval, in any respect, provided that the sole stockholder subsequently approves of such amendment or modification.

          (b) Any of the terms or conditions of this Agreement which may be legally waived may be waived at any time by any Party hereto which is, or the stockholders of which, are entitled to the benefit thereof, or by actions taken or authorized by the Board of Directors of such Party.

     19. GOVERNING LAW. This Agreement is made pursuant to, and shall be construed and be governed by, the laws of the State of Texas and of the United States, and the rules and regulations promulgated thereunder, including without limitation, the rules and regulations of the Department, the FDIC and
the  OTS.    In  the  event  of  a  conflict,  federal  law  will  apply.

     20.          ALL  TERMS  INCLUDED.   This Agreement sets forth all terms,
conditions, agreements and understandings of Bancorp, the Banks, Interim and the Holding Company with respect to the Reorganization.

     21. COUNTERPARTS. This Agreement may be executed in several identical counterparts, each of which when executed by the Parties and delivered shall be an original, but all of which together shall constitute a single instrument. In making proof of the Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     22. ASSIGNMENT. The rights and obligations of the Parties hereto may not be assigned without the prior written consent of the other Parties. This Agreement shall be binding upon, and shall insure to the benefit of, the Parties and their respective successors and permitted assignees.

     23. EXECUTION BY INTERIM. The Bank and the Holding Company acknowledge that as of the date hereof, Interim is in organization and has not received its Articles of Incorporation from the Department. Therefore, Interim does not have the legal capacity to execute this Agreement as of the date hereof. The Holding Company agrees to cause Interim to execute this Agreement promptly following the organization of Interim upon receipt of Department approval for Interim to be organized. The Bank and the Holding Company agree to be bound by this Agreement prior to and following such execution by the Interim.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                   COASTAL  BANCORP,  INC.



                                   By:                 /s/   Manuel J. Mehos
                                        Manuel  J.  Mehos,  Chairman  of  the
Board,
                                          President  and  Chief  Executive
Officer

                                   Attest:


                                           /s/    Linda  B.  Frazier
                                   Linda  B.  Frazier,  Secretary



                                   COASTAL  BANC  SSB


                                   By:                  /s/  Manuel J. Mehos
                                        Manuel  J.  Mehos,  Chairman  of  the
Board,
                                          President  and  Chief  Executive
Officer

                                   Attest:

                                           /s/    Linda  B.  Frazier
                                   Linda  B.  Frazier,  Secretary

                                   COASTAL  BANC  HOLDING  COMPANY,  INC.


                                   By:                  /s/  Manuel J. Mehos
                                        Manuel  J.  Mehos,  Chairman  of  the
Board,
                                          President  and  Chief  Executive
Officer

                                   Attest:


                                               /s/    Linda  B.  Frazier
                                   Linda  B.  Frazier,  Secretary


                                   COASTAL  BANC  SAVINGS  BANK,  SSB


                                   By:                  /s/  Manuel J. Mehos
                                        Manuel  J.  Mehos,  Chairman  of  the
Board,
                                          President  and  Chief  Executive
Officer

                                   Attest:


                                                 /s/    Linda  B.  Frazier
                                   Linda  B.  Frazier,  Secretary


                                   COASTAL  BANC  INTERIM  STATE  SAVINGS
                                    BANK


                                   By:                  /s/  Manuel J. Mehos
                                        Manuel  J.  Mehos,  Chairman  of  the
Board,
                                          President  and  Chief  Executive
Officer

                                   Attest:


                                               /s/    Linda  B.  Frazier
                                   Linda  B.  Frazier,  Secretary

     EXHIBIT  A  TO  AGREEMENT

     LIST  OF  ALL  OFFICES  OF  THE  RESULTING  INSTITUTION


Executive,  Administrative  and  Home  Office

Coastal  Tower
8  Greenway  Plaza,  Suite  1500
Houston,  Texas  77046

No.                    Name  and  Location  of  Bank  Office

1                    Port  Lavaca  Branch
          1329  North  Virginia
          Port  Lavaca,  Texas  77979

2                    Greenway  Branch
          8  Greenway  Plaza,  Suite  100
          Houston,  Texas  77046

3                    Fondren  Branch
          9712  Fondren
          Houston,  Texas  77096

4                    Columbus  Branch
          408  Walnut
          Columbus,  Texas  78934

5                    Katy  Branch
          870  S.  Mason,  #100
          Katy,  Texas  77450

6                    Schulenburg  Branch
          602  Lyons
          Schulenburg,  Texas  78956

7                    Sealy  Branch
          325  Meyer  Street
          Sealy,  Texas  77474

8                    Weimar  Branch
          116  E.  Post  Office
          Weimar,  Texas  78962

9                    Wharton  Branch
          323  Boling  Road
          Wharton,  Texas  77488

10                    Dickinson  Branch
          1621  Pine  Drive
          Dickinson,  Texas  77539

11                    San  Benito  Branch
          295  West  Highway  77
          San  Benito,  Texas  78586

12                    Blalock  Branch
          1260  Blalock,  Suite  100
          Houston,  Texas  77055

13                    Tomball  Branch
          620  W.  Main
          Tomball,  Texas  77375

14                    Merchants  Park  Branch
          915-H  North  Shepherd
          Houston,  Texas  77008

15                    Champions  Park  Branch
          6810  FM  1960  West
          Houston,  Texas  77069

16                    Victoria  Branch
          7602  N.  Navarro
          Victoria,  Texas  77904

17                    Harlingen  Branch
          2308  So.  77  Sunshine  Strip,  Suite  #1
          Harlingen,  Texas  78550

18                    McAllen  Branch
          4900  N.  10th  Street,  #G-1
          McAllen,  Texas  78504

19                    Leopard  Branch
          10838  Leopard  Street,  Suite  B
          Corpus  Christi,  Texas  78410

20                    Weber  Road  Branch
          4060  Weber  Road
          Corpus  Christi,  Texas  78411

21                    Brenham  Branch
          301  E.  Main  Street
          Brenham,  Texas  77833

22                    Conroe  Branch
          1192  W.  Dallas
          Conroe,  Texas  77301

23                    Broadway  Branch*
          6100  Broadway
          San  Antonio,  Texas  78209

24                    Vance  Jackson  Branch*
          4400  Vance  Jackson
          San  Antonio,  Texas  78230

25                    Blanco  Road  Branch*
          6610  Blanco  Road
          San  Antonio,  Texas  78216

26                    Giddings  Branch
          P.O.  Box  740
          708  E.  Austin
          Giddings,  TX  78942

27                    Mason  Branch
          204  Westmoreland
          Mason,  TX  76856
___________________
     *  To  be  acquired  by  Compass  Bank  -  San  Antonio.

28                    Burnet  Branch
          P.O.  Box  239
          101  E.  Polk
          Burnet,  TX  78611

29                    Kingsland  Branch
          P.O.  Box  445
          531-A  Highway  1431
          Kingsland,  TX  78639

30                    Marble  Falls  Branch
          P.O.  Box  307
          904  Highway  281  North
          Marble  Falls,  TX  78654

31                    Buchanan  Dam  Branch
          P.O.  Box  26
          Highway  29  W
          Buchanan  Dam,  TX  78609

32                    Llano  Branch
          P.O.  Box  130
          907  Ford
          Llano,  TX  78643

33                    Fort  Bend  Branch
          2353  Town  Center  Drive
          Sugar  Land,  Texas    77478

34                    Voss  Road  Branch
          1629  S.  Voss  Road
          Houston,  Texas    77057

35                    Westheimer
          5718  Westheimer,  Suite  100
          Houston,  Texas    77057

36                    Westwood
          7909  Parkwood  Circle  Drive
          Houston,  Texas    77036

37                    Katy-Pin  Oak
          1250  Pin  Oak  Road
          Katy,  Texas    77494

38                    Richmond
          2120  Thompson  Highway
          Richmond,  Texas    77469



39                    Austin
          7200  North  Mopac
          Austin,  Texas    78731

MORTGAGE  BANKING  OFFICE:

CBS  Mortgage  Corp.
6161  Savoy,  Suite  600
Houston,  Texas    77036

     EXHIBIT  B  TO  AGREEMENT

     LIST  OF  ALL  DIRECTORS  OF  RESULTING  INSTITUTION





NAME          TERM


Robert Edwin Allday     1997
D. Fort Flowers, Jr.    1997
Dennis S. Frank         1997
Robert E. Johnson, Jr.  1997
Manuel J. Mehos         1997
James C. Niver          1997
Clayton T. Stone        1997